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                                                                  EXHIBIT 10.27

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                      STOCK TRANSFER RESTRICTION AGREEMENT

                                 BY AND BETWEEN

                       BAYARD DRILLING TECHNOLOGIES, INC.

                                      AND

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION




                                NOVEMBER 3, 1997

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                      STOCK TRANSFER RESTRICTION AGREEMENT

                       BAYARD DRILLING TECHNOLOGIES, INC.


                 This STOCK TRANSFER RESTRICTION AGREEMENT (this "Agreement") is made as of November 3, 1997, by and between Bayard Drilling Technologies, Inc., a Delaware corporation (the "Company"), and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ").


                                  WITNESSETH:

                 WHEREAS, in connection with that certain Agreement and Plan of Merger, dated as of October 9, 1997, by and among DLB Oil and Gas, Inc., the Company, Bonray Acquisition Corp. and Bonray Drilling Corporation, DLJ acquired 60,000 shares (the "DLJ Shares") of Common Stock (as herein defined);

                 WHEREAS, as of October 16, 1997, the Company, DLJ and certain of the Company's stockholders (the "Stockholder Parties") entered into that certain Second Amended and Restated Stockholders and Voting Agreement (the "Stockholders and Voting Agreement"), pursuant to which the parties thereto set forth certain agreements by and among the stockholders of the Company party thereto and the Company with respect to (i) the corporate governance of the Company, (ii) transfer restrictions on shares of Common Stock (as therein defined) and Common Stock Equivalents (as therein defined) and (iii) other customary terms and conditions;

                 WHEREAS, as of the date hereof, the Company, DLJ and the Stockholder Parties entered into that certain First Amendment to Second Amended and Restated Stockholders and Voting Agreement (the "First Amendment"), pursuant to which the parties thereto amended the Stockholders and Voting Agreement to provide that DLJ will no longer be a party to the Stockholders and Voting Agreement and will no longer be bound by any obligations thereof or have any rights thereunder; and

                 WHEREAS, in order to induce the Company and the Stockholder Parties to enter into the First Amendment, DLJ agreed to enter into this Agreement;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Company and DLJ agree as follows:
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                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.1 Definitions. As used herein, the following terms shall have the following meanings:

                 "Accredited Investor" means a Person that qualifies as an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

                 "Agreement" has the meaning set forth in the Preamble hereto.

                 "Business Day" means any day other than a Saturday, Sunday or other day on which national banks are authorized or required by law to be closed in Dallas, Texas.

                 "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

                 "Company" has the meaning set forth in the Preamble hereto.

                 "Competitor" means any Person which competes directly or indirectly, in any material respect with the Company or any of its Subsidiaries, including, without limitation, any Person that does so through providing contract drilling services (whether on land or offshore, in the United States or internationally) or being engaged in any other manner of oil field services.

                 "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                 "DLJ" has the meaning set forth in the Preamble hereto.

                 "DLJ Shares" has the meaning set forth in the Recitals hereto.

                 "First Amendment" has the meaning set forth in the Recitals hereto.

                 "Indebtedness" means, with respect to any Person, all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments.

                 "Initial Public Offering" means the initial underwritten public offering of shares of Common Stock registered under the Securities Act pursuant to a Registration Statement on Form S-1 (Commission File No. 333- 34451) of the Company.





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                 "Initial Public Offering Effective Date" means the date of effectiveness of the Initial Public Offering.

                 "Stockholders and Voting Agreement" has the meaning set forth in the Recitals hereto.

                 "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

                 "Qualified Public Sale" means, with respect to shares of Stock, a sale of such shares (i) in an underwritten public offering registered pursuant to the Securities Act or (ii) pursuant to Rule 144 under the Securities Act in a "brokers' transaction" (as defined in Rule 144) in which no solicitation or direct contact with any specific buyer shall have occurred.

                 "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of October 16, 1997, by and among the Company, DLB Oil & Gas, Inc. and DLJ, as such agreement may be amended, modified, replaced or superseded from time to time hereafter.

                 "Restricted Shares" has the meaning set forth in Section 2.4 hereof.

                 "Securities Act" means the Securities Act of 1933, as amended.

                 "Stockholder Parties" has the meaning set forth in the Recitals hereto.

                 "Stockholders and Voting Agreement" has the meaning set forth in the Recitals hereto.

                 "Subsidiary" means, with respect to any Person, (i) any corporation, partnership or other entity of which shares of capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other similar managing body of such corporation, partnership or other entity are at the time owned by such Person, or (ii) the management of which is otherwise Controlled, directly or indirectly, through one or more intermediaries by such Person.

                 "Supplemental Agreement" has the meaning set forth in Section 2.1(a) hereof.

                 "Transfer" means, as to any stock, to sell, or in any other way directly or indirectly transfer, assign, distribute, pledge, encumber or otherwise dispose of, either voluntarily or involuntarily, such stock.





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                 "Transferee" means a Person that acquires the DLJ Shares, or any interest therein, as a result of a Transfer.

                 "Transferor" means a Person that Transfers the DLJ Shares, or any interest therein.

                 "Voting Shares" means any securities of the Company the holders of which are generally entitled to vote for members of the Board of Directors of the Company.

                 "Widely Distributed Offering" means an offering of shares of Common Stock for sale in a transaction which constitutes a Qualified Public Sale and in which no Person acquires from the Transferor (either directly or indirectly through one or more underwriters, dealers or other intermediaries, in a single transaction or a series of related transactions) shares which represent 1% or more of the total number of outstanding shares of Common Stock.

                 SECTION 1.2 Methodology for Calculations. Except as otherwise provided in this Agreement, for purposes of calculating (i) the amount of outstanding Common Stock as of any date, and (ii) related percentages, all securities convertible into, or exchangeable or exercisable for, shares of Common Stock shall be treated as having been converted, exchanged or exercised for shares of Common Stock.


                                   ARTICLE II

                            RESTRICTIONS ON TRANSFER

                 SECTION 2.1      Restrictions on Transfer.

                          (a)     General Restrictions.   DLJ shall not effect
         any Transfer of the DLJ Shares (other than pursuant to a Qualified Public Sale) unless the certificate or certificates representing such DLJ Shares bear a legend as provided in Section 7.1 hereof, (ii) the Transferee shall have executed, as a condition to obtaining ownership of such DLJ Shares, an appropriate document (a "Supplemental Agreement") in which the Transferee agrees that its ownership of such shares shall be subject to, and that the Transferee shall comply with, all of the terms and conditions of this Agreement and that the Transferee shall not effect any Transfer of such DLJ Shares except in compliance with the provisions hereof and (iii) the Supplemental Agreement shall have been promptly delivered to the Company and approved by it in its reasonable discretion prior to the acquisition by such Transferee of the DLJ Shares. The Company shall not unreasonably withhold or delay its approval of any Supplemental Agreement. A Transferee, by executing a Supplemental Agreement approved by the Company as hereinabove provided, shall become a party hereto for all purposes of this Agreement and shall have the same rights and shall be subject to the same restrictions as DLJ.





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                          (b)     Restrictions on Transfer During Initial
         180-Day Period. Notwithstanding any provision of this Agreement to the contrary, until the expiration of 180 days after the Initial Public Offering Effective Date, DLJ shall not directly or indirectly offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase or otherwise Transfer or dispose of the DLJ Shares or, in any manner, Transfer all or a portion of the economic consequences associated with the ownership of such DLJ Shares, without the prior written consent of the Company acting through its Board of Directors. DLJ agrees that the Company may, and that DLJ will cause the transfer agent for the Company to, note stop transfer instructions with respect to the DLJ Shares on the transfer books and records of the Company.

                          (c)     Restrictions on Transfer by DLJ.
         Notwithstanding any provision of this Agreement to the contrary, DLJ shall not, at any time, effect any Transfer of all or any part of the DLJ Shares except (i) in a Widely Distributed Offering or (ii) in a transaction which does not involve a Transfer of such shares to a Person who is a Competitor of the Company and which has been approved by the Company acting through its Board of Directors (which approval shall not be unreasonably withheld).

                 SECTION 2.2 Holdback Agreements. DLJ agrees that, (i) to the extent requested in writing by a managing underwriter of any underwritten public offering effected pursuant to a demand registration request under the Registration Rights Agreement, DLJ will not Transfer the DLJ Shares (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 180 days, and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account within three years after the date hereof, DLJ will not Transfer after such offering any of the DLJ Shares (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall (x) not exceed 180 days, in the event that DLJ participates in such public offering pursuant to "piggyback" registration rights granted under the Registration Rights Agreement, and (y) not exceed 120 days, in the event that DLJ does not so participate in such public offering.

                 SECTION 2.3 Pledge of Shares. DLJ shall have the right to pledge the DLJ Shares to the Company, a commercial bank, savings and loan association or other lending or financial institution as security for any Indebtedness of DLJ; provided, however, that no such pledge shall be made unless: (a) the Person to which such pledge is made shall have executed an appropriate document in which such Person agrees that, in the event of realization upon such DLJ Shares, such realization shall be deemed a Transfer and the DLJ Shares shall continue to be subject to the terms and conditions of this Agreement and that such Person will not effect any Transfer of the DLJ Shares except in compliance with the provisions hereof; and (b) such document shall have been promptly delivered to, and shall have been approved by, the Board of Directors prior to the pledge of the DLJ Shares. The Board of Directors shall not unreasonably withhold or delay its approval of any such document.





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                 SECTION 2.4      Securities Laws.  DLJ and each Transferee of
DLJ Shares bearing the restrictive legend set forth in Section 5.1 hereof ("Restricted Shares"), by acceptance thereof, agrees that, unless a registration statement is in effect under the Securities Act with respect to the sale or other disposition of such Restricted Shares, prior to any Transfer or attempted Transfer of such Restricted Shares pursuant to this Article II, such holder shall give the Company (a) written notice describing the proposed Transfer of any Restricted Shares in reasonable detail, (b) certification that the proposed Transferee of the Restricted Shares is an Accredited Investor, (c) such other information about the proposed Transfer of such Restricted Shares or the proposed Transferee of such Restricted Shares as the Company may reasonably request and (d) an opinion of counsel reasonably acceptable to the Company to the effect that the proposed Transfer of such Restricted Shares may be effected without registration of such Restricted Shares under the Securities Act and applicable United States state securities laws. In addition, if the holder of the Restricted Shares delivers to the Company an opinion of counsel that subsequent Transfers of such Restricted Shares will not require registration or qualification under the Securities Act, the Company shall cause the transfer agent promptly after such contemplated Transfer to deliver new certificates for such Restricted Shares that do not bear the legend set forth in Section 5.1 hereof. If the foregoing conditions entitling the holder to effect a proposed Transfer of such Restricted Shares without registration under the Securities Act have not been satisfied, the holder shall not Transfer the Restricted Shares, and the Company shall cause the transfer agent not to Transfer such Restricted Shares on its books or issue any certificates representing such Restricted Shares. Any purported Transfer not in accordance with the terms hereof shall be void ab initio.


                                  ARTICLE III

                                   COVENANTS

                 SECTION 3.1 Confidentiality. If DLJ receives any confidential information or other proprietary information or data from the Company or from any representative of the Company concerning the business of the Company (including without limitation information regarding strategic plans, planned acquisitions or dispositions, financing sources, operating performance, financial statements or other information), DLJ shall hold such information or data in strictest confidence and shall not disclose such information or data to any other Person or use such information or data for DLJ's own benefit or for the benefit of any other Person without the prior written consent of the Company.

                 SECTION 3.2 Cooperation with Financings. DLJ shall provide the Company with all information that is reasonably required to effect any public or private offering of securities of the Company, including completing and executing all undertakings, questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of any underwriting agreement or other financing agreement or under applicable law.





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                 SECTION 3.3      No Conflicting Agreements.  DLJ shall not
grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with any provision of this Agreement.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 SECTION 4.1 Representations and Warranties. Each party hereto represents and warrants to the other party hereto as follows:

                                  (a) Such party hereto has full power and authority to execute, deliver and perform its obligations under this Agreement.

                                  (b)      This Agreement has been duly and
                 validly authorized, executed and delivered by such party hereto, and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

                                  (c)      The execution, delivery and
                 performance of this Agreement by such party hereto does not
                 (i) violate, conflict with, or constitute a breach of or default under its organizational documents, if any, or any material agreement to which it is a party or by which it is bound or (ii) violate any law, regulation, order, writ, judgment, injunction or decree applicable to it.

                                  (d) No consent or approval of, or filing with, any governmental or regulatory body is required to be obtained or made by such party hereto in connection with the transactions contemplated hereby.

                                  (e)      Such party hereto has not granted
                 and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the rights of any party hereunder or otherwise conflicts with any provision of this Agreement.





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                                   ARTICLE V

                                 MISCELLANEOUS

                          SECTION 5.1      General Legend.

                          (a) DLJ and the Company shall take all such action necessary to cause each certificate representing the DLJ Shares to bear the following legends containing the following words:

                 (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF (i) UNLESS (A) REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS OR
                          (B) AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS IS AVAILABLE AND, IN SUCH CASE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO BAYARD DRILLING TECHNOLOGIES, INC. (THE "COMPANY") SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT THE OFFER, SALE, TRANSFER, DISPOSITION, PLEDGE, HYPOTHECATION OR EXCHANGE THEREOF IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS OR (ii) UNLESS SOLD PURSUANT TO AND IN COMPLIANCE WITH RULE 144 OF THE ACT AND APPLICABLE SECURITIES OR "BLUE SKY" LAWS."

                 (ii) "IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE STOCK TRANSFER RESTRICTION AGREEMENT, DATED AS OF NOVEMBER 3, 1997, BY AND BETWEEN THE COMPANY AND DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY."





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                          (b)     The requirement that the securities legend in
         clause (i) above be placed upon certificates evidencing the DLJ Shares shall cease and terminate upon the earliest of the following events:
         (1) when the DLJ Shares are Transferred in a Qualified Public Sale or
         (2) when the DLJ Shares are Transferred in any other transaction if the Transferor delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. The requirement that the legend regarding this Agreement in clause (ii) above be placed upon certificates evidencing the DLJ Shares shall cease and terminate when such shares are Transferred in a Qualified Public Sale. Upon the consummation of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such DLJ Shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such DLJ Shares not bearing such legend.

                 SECTION 5.2 Duration of Agreement. This Agreement shall terminate upon the tenth anniversary of the date upon which it becomes effective, except that the terms of Sections 2.1, 2.2, 3.1, 5.5 and 5.10 hereof shall survive until, by their respective terms, they are no longer operative.

                 SECTION 5.3 Further Assurances. At any time or from time to time after the date hereof, the parties hereto agree to cooperate with each other, and at the request of any other party hereto, to execute and deliver any further instruments or documents and to take all such further action as such other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

                 SECTION 5.4 Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or DLJ unless such modification, amendment or waiver is approved in writing by both the Company and DLJ. The failure of any party hereto to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                 SECTION 5.5 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed





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and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                 SECTION 5.6 Entire Agreement. Except as otherwise expressly set forth herein, this document and the other documents dated the date hereof embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                 SECTION 5.7 Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and DLJ and its respective successors and assigns so long as they hold DLJ Shares. Except pursuant to a Transfer of the DLJ Shares in compliance with Article II, DLJ shall not have the right to assign its rights and obligations under this Agreement, without the consent of the Company.

                 SECTION 5.8 Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                 SECTION 5.9 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered by hand, by telex or telecopier, or by certified or registered mail, postage prepaid and return receipt requested. Notices shall be deemed to have been given upon delivery, if delivered by hand, three days after mailing, if mailed, one Business Day after delivery to the courier, if delivered by overnight courier service, and upon receipt of an appropriate electronic confirmation, if by telex or telecopier. Notices shall be delivered to the Company and DLJ at the addresses set forth below or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

         If to the Company:

                 Bayard Drilling Technologies, Inc.
                 4005 Northwest Expressway
                 Suite 550E
                 Oklahoma City, Oklahoma 73116
                 Telecopy:  (405) 840-9553
                 Attention:  President


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

         With a copy to:

                 Baker & Botts, L.L.P.
                 2001 Ross Avenue
                 Suite 700
                 Dallas, Texas 75225
                 Telecopy:  (214) 953-6503
                 Attention:  David G. Monk

         If to DLJ:

                 Donaldson, Lufkin & Jenrette Securities Corporation 277 Park Avenue
                 New York, New York 10172
                 Attention:  Ivy Dodes
                 Telecopy:  (212) 892-7272


                 SECTION 5.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law.

                 SECTION 5.11 Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                 SECTION 5.12 Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.




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                 IN WITNESS WHEREOF, the parties hereto have executed this
Stock Transfer Restriction Agreement on the day and year first above written.


                                           THE COMPANY:

                                           BAYARD DRILLING TECHNOLOGIES, INC.


                                           By:    /s/  James E. Brown
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           DONALDSON, LUFKIN & JENRETTE
                                                   SECURITIES CORPORATION


                                           By:     /s/  Ivy Dodes
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------